Exhibit 32.2
Certification of the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of NPC Restaurant Holdings, LLC (the “Company”) on Form 10-Q for the period ended June 25, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Troy D. Cook, Executive Vice-President - Finance, Chief Financial Officer and Secretary of NPC Restaurant Holdings, LLC, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 2, 2013

/s/ Troy D. Cook
Troy D. Cook
Executive Vice President—Finance, Chief Financial Officer and Secretary